Exhibit 10.3

Pursuant to Section 58.1-809 of the Code of Virginia, this Amendment No. 2 to Corrected Foundation Operating Lease Agreement is exempt from Recordation Taxes, which were paid in full at the time of recording the original Corrected Foundation Operating Lease Agreement in Deed Book 645, Page 373.

AMENDMENT NO. 2 TO

CORRECTED FOUNDATION

OPERATING LEASE AGREEMENT

Dated as of March 24, 2006

between

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity except as expressly provided

herein, but solely as Owner Trustee, as Foundation Lessor

and

OLD DOMINION ELECTRIC COOPERATIVE,

as Foundation Lessee

CLOVER UNIT 1 GENERATING FACILITY

AND

COMMON FACILITIES

AMENDMENT NO. 2 TO CORRECTED FOUNDATION

OPERATING LEASE AGREEMENT

This AMENDMENT NO. 2 TO CORRECTED FOUNDATION OPERATING LEASE AGREEMENT, dated as of March 24, 2006 (this “Amendment No. 2”), between U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided herein, but solely as successor to State Street Bank and Trust Company as Owner Trustee (the “Foundation Lessor”), and OLD DOMINION ELECTRIC COOPERATIVE, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia (the “Foundation Lessee”).

WHEREAS, the Foundation Lessor and the Foundation Lessee entered into a Corrected Foundation Operating Lease Agreement, dated as of February 29, 1996, as amended by Amendment No. 1 to Corrected Foundation Operating Lease Agreement, dated as of December 19, 2002 (as amended and in effect from time to time, the “Foundation Operating Lease”), relating to the lease of the Foundation Interest from the Foundation Lessor to the Foundation Lessee;

WHEREAS, the parties hereto wish to amend the Foundation Operating Lease as set forth herein in connection with the refinancing of Loan Certificates pursuant to Section 10.3 of the Participation Agreement referred to below.

NOW, THEREFORE, in consideration of the foregoing premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS

Capitalized terms used in this Amendment No. 2 (including the recitals) and not otherwise defined herein shall have the respective meanings specified in the Foundation Operating Lease or, if not defined therein, in Appendix A to the Participation Agreement, dated as of February 29, 1996, among the Foundation Lessee, the Foundation Lessor, First Union National Bank of Florida (“First Union”) and Utrecht-America Finance Co., as amended by (i) Amendment No. 1 to Participation Agreement, dated as of December 19, 2002, among such parties and Cedar Hill International Corp., as the Series B Lender, (ii) Amendment No. 2 to Participation Agreement, dated as of December 31, 2004, among such parties, and (iii) Amendment No. 3 to Participation Agreement, dated as of March 24, 2006, among such parties (other than Cedar Hill International Corp.) and FGIC Capital Services LLC, as the Series B Lender (as amended and in effect from time to time, the “Participation Agreement”).

SECTION 2. AMENDMENTS

Section 2.1 Amendment to Section 1. Section 1 of the Foundation Operating Lease is amended to delete the word “hereto” in the first sentence thereof and to substitute the words “to the Participation Agreement” in lieu thereof.

Section 2.2 Amendment to Section 3.2. Section 3.2. of the Foundation Operating Lease is amended to delete the word “twenty-two” in the second sentence thereof.

Section 2.3 Amendment to Section 9. Section 9(xiii) of the Foundation Operating Lease is amended by deleting the words “the Deposit” where they appear.

Section 2.4 Amendment to Schedules. Schedule 1, Schedule 2 and Schedule 3 to the Foundation Operating Lease are deleted in their entirety and Schedule 1, Schedule 2 and Schedule 3 hereto are substituted in lieu thereof, respectively.

SECTION 3. REFERENCE TO AND EFFECT ON THE FOUNDATION OPERATING LEASE

Section 3.1 Reference. Upon the effectiveness of this Amendment No. 2 each reference in the Foundation Operating Lease to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, to the Foundation Operating Lease, shall mean and be a reference to the Foundation Operating Lease, as amended hereby.

Section 3.2 Effect. Except as specifically amended hereby, the Foundation Operating Lease shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4. MISCELLANEOUS

Section 4.1 Governing Law. This Amendment No. 2 shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

Section 4.2 Severability. Whenever possible, each provision of this Amendment No. 2 shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment No. 2 shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 2.

Section 4.3 Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment No. 2.

Section 4.4 Headings. The headings of the sections of this Amendment No. 2 are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 4.5 Effectiveness of Amendment No. 2. This Amendment No. 2 has been dated as of the date first above written for convenience only. This Amendment No. 2 shall be effective on the date of execution and delivery by each of the Foundation Lessor and the Foundation Lessee.

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IN WITNESS WHEREOF, each of the Foundation Lessor and the Foundation Lessee has caused this Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:	/s/ David Ganss
Name:	David Ganss
Title:	Assistant Vice President
Date:	March 24, 2006

OLD DOMINION ELECTRIC COOPERATIVE

By:	/s/ Robert L. Kees
Name:	Robert L. Kees
Title:	Senior Vice President and Chief Financial Officer
Date:	March 24, 2006

3

STATE OF MASSACHUSETTS	)
	)	ss.:
COUNTY OF SUFFOLK	)

The foregoing instrument was acknowledged before me this 22nd day of March, 2006, by David J. Ganss of U.S. Bank National Association, as Owner Trustee on behalf of said entity.

/s/ Beverly A. Burrack
Name:	Beverly A. Burrack
Notary Public

(Notarial Seal)

My Commission expires: March 31, 2011

STATE OF VIRGINIA	)
	)	ss.:
COUNTY OF RICHMOND	)

The foregoing instrument was acknowledged before me this 24th day of March, 2006, by Robert L. Kees of Old Dominion Electric Cooperative, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia, on behalf of said entity.

/s/ Marian G. Williams
Name:	Marian G. Williams
Notary Public

(Notarial Seal)

My Commission expires: 8/31/06

SCHEDULE 1

to

Amendment No. 2 to

Foundation Operating Lease

FOUNDATION BASIC RENT PERCENTAGES

Rent Payment Date	Advance Foundation Rent (% of Foundation Interest Cost)	Arrears Foundation Rent (% of Foundation Interest Cost)

SCHEDULE 2

to

Amendment No. 2 to

Foundation Operating Lease

TERMINATION VALUE PERCENTAGES

Termination Date	Percentage of Foundation Interest Cost

SCHEDULE 3

to

Amendment No. 2 to

Foundation Operating Lease

ALLOCATION OF BASIC RENT

U.S. Bank National Association, not in its individual capacity but solely as Owner Trustee, having pledged its right, title and interest under the Corrected Foundation Operating Lease Agreement, dated as of February 29, 1996, as amended, to David S. Cohn and C. Cotesworth Pinckney, as trustees for the benefit of Utrecht-America Finance Co., as Agent, under the Corrected Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement, both David S. Cohn, as trustee (upon direction of the Agent), and Utrecht-America Finance Co., as Agent, have executed this Amendment No. 2 to the Corrected Foundation Operating Lease Agreement for the sole purpose of evidencing their consent hereto.

SOLE ACTING TRUSTEE

By:	/s/ David S. Cohn
David S. Cohn, as sole acting trustee

UTRECHT-AMERICA FINANCE CO., as Agent

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Assistant Secretary

By:	/s/ Kevin Moclair
Name:	Kevin Moclair
Title:	Assistant Treasurer